Exhibit 10.1

EXECUTION VERSION

LOAN MODIFICATION AGREEMENT

dated as of

May 30, 2017,

among

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

COMMUNITY HEALTH SYSTEMS, INC.,

THE LENDERS PARTY HERETO

and

CREDIT SUISSE AG,

as Administrative Agent

CREDIT SUISSE SECURITIES (USA) LLC,

CITIGROUP GLOBAL MARKETS, INC.,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

DEUTSCHE BANK SECURITIES INC.,

GOLDMAN SACHS BANK, USA,

J.P. MORGAN SECURITIES LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

RBC CAPITAL MARKETS, LLC,

SUNTRUST ROBINSON HUMPHREY, INC.,

and

WELLS FARGO SECURITIES, LLC

as Joint Bookrunners and Joint Lead Arrangers

COMPASS BANK, FIFTH THIRD BANK, MORGAN STANLEY SENIOR

FUNDING, INC., SCOTIA CAPITAL (USA) INC., and SIEMENS FINANCIAL

SERVICES, INC.

as Co-Managers

LOAN MODIFICATION AGREEMENT dated as of May 30, 2017 (this “Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the Subsidiary Guarantors listed on the signature pages hereto, the Accepting Lenders (as defined below) and CREDIT SUISSE AG (“CS”), as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012 and January 27, 2014, and as further amended as of March 9, 2015, May 18, 2015 and December 5, 2016 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Parent, the Lenders party thereto and CS, as Administrative Agent and as Collateral Agent for the Lenders.

Pursuant to Section 2.25(a) of the Credit Agreement, the Borrower made, by written notice to the Administrative Agent, a Loan Modification Offer to all of the Revolving Credit Lenders to make certain Permitted Amendments as described herein and therein to the Revolving Credit Commitments.

The Revolving Credit Lenders party hereto (the “Accepting Lenders” or the “Extended Revolving Credit Lenders”) are willing to agree to such Permitted Amendments as of the Loan Modification Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.

In connection with the Loan Modification Offer contemplated by this Agreement, and immediately after giving effect thereto, the Revolving Credit Commitments of the Accepting Lenders shall be reduced to $739,000,000, to the extent applicable.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. (a) Capitalized terms used but not otherwise defined herein (including the Preliminary Statement hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be a “Loan Document” and a “Loan Modification Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

(b) The Revolving Credit Commitments and Revolving Loans of all Revolving Credit Lenders in effect immediately prior to the Loan Modification Effective Date are referred to herein as “Existing Revolving Credit Commitments” and “Existing Revolving Loans”, respectively.

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(c) The consummation of the Loan Modification Offer described in Sections 2 and 3 hereof, the amendment of the Credit Agreement described in Section 4 hereof and the payment of fees and expenses with respect to each of the foregoing, in each case on the Loan Modification Effective Date, are collectively referred to herein as the “Transactions”.

SECTION 2. Concerning the Revolving Credit Commitments and the Revolving Loans. (a) On the Loan Modification Effective Date, the Revolving Credit Commitments and the Revolving Loans of each Accepting Lender in an aggregate principal amount set forth on Schedule I under the headings “Extended Revolving Credit Commitments” and “Extended Revolving Loans”, respectively, in each case opposite the name of such Lender, shall convert into extended revolving credit commitments (the “Extended Revolving Credit Commitments”) and extended revolving loans (the “Extended Revolving Loans”) of such Lender, respectively, and shall continue to be in effect and outstanding under the Credit Agreement on the terms and conditions set forth herein and therein. In the event the Revolving Loans of any Accepting Lender outstanding on the Loan Modification Effective Date (immediately prior to the consummation of such conversion), if any, shall be of more than one Type or, in the case of Eurodollar Revolving Loans, shall have more than one Interest Period, such conversion shall be accomplished by means of each such Revolving Loan converting into an Extended Revolving Loan of the same Type as such original Revolving Loan (and, where applicable, having the initial Interest Period that ends on the last day of the Interest Period applicable to such original Loan) in the same proportion as the aggregate principal amount set forth on Schedule I under the heading “Extended Revolving Loans” opposite the name of such Lender bears to the aggregate principal amount of all the Revolving Loans of such Lender as of the Loan Modification Effective Date (determined immediately prior to the consummation of such conversion).

(b) The Existing Revolving Credit Commitments and the Existing Revolving Loans of any Revolving Credit Lender that are not Extended Revolving Credit Commitments and Extended Revolving Loans, respectively, shall constitute “Non-Extended Revolving Credit Commitments” and “Non-Extended Revolving Loans”, respectively, in each case under the Credit Agreement and shall continue to be in effect and outstanding under the Credit Agreement on the terms and conditions set forth herein and therein. Each Revolving Credit Lender with a Non-Extended Revolving Credit Commitment shall be referred to, in such capacity, as a “Non-Extended Revolving Credit Lender”.

(c) None of transactions set forth in this Section 2 shall be deemed to be a conversion of any Revolving Loan into a Loan of a different Type or with a different Interest Period or a payment or prepayment of any Revolving Loan, and the parties hereto hereby agree that no breakage or similar costs will accrue solely as a result of the transactions contemplated by this Section 2.

(d) For all purposes of the Credit Agreement and the other Loan Documents, the Extended Revolving Credit Commitments as defined herein shall constitute “Revolving Credit Commitments” under the Credit Agreement and the

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Extended Revolving Loans as defined herein shall constitute “Revolving Loans” under the Credit Agreement. Except to the extent provided below, the terms and conditions of the Extended Revolving Credit Commitments and the Extended Revolving Loans (in each case as defined herein) shall be identical to those of the Revolving Credit Commitments and the Revolving Loans, (in each case as defined in the Credit Agreement), respectively.

(i) As used in the Credit Agreement, the “Revolving Credit Maturity Date” with respect to the Extended Revolving Credit Commitments and the Extended Revolving Loans shall be January 27, 2021; provided that if on any date prior to January 27, 2021 (any such date, a “Revolving Credit Reference Date”), an aggregate principal amount in excess of $250,000,000 of (u) 2019 Notes, (v) 2019 Term G Loans, (w) 2020 Notes, (x) 2021 Term H Loans and (y) any Indebtedness (“Refinanced Indebtedness”) incurred to refinance or otherwise extend the maturity date of 2019 Notes, 2019 Term G Loans, 2020 Notes, 2021 Term H Loans, or other Refinanced Indebtedness, is outstanding and scheduled to mature or similarly become due on or prior to the date that is ninety-one (91) days after the Revolving Credit Reference Date, the “Revolving Credit Maturity Date” shall instead be the Revolving Credit Reference Date; provided further, that, in each case, if any such day is not a Business Day, the Revolving Credit Maturity Date shall be the Business Day immediately preceding such day.

(e) Upon the effectiveness of this Agreement, Schedule I sets forth each of the Revolving Credit Lenders and their respective Revolving Credit Commitments, Extended Revolving Credit Commitments and Non-Extended Revolving Credit Commitments.

(f) The Administrative Agent and each Accepting Lender hereto hereby waive the requirement that the Borrower provide advance written notice of their intent to reduce Revolving Credit Commitments pursuant to Section 2.09 of the Credit Agreement.

(g) All Revolving Loans will be made by all Revolving Credit Lenders (including Revolving Credit Lenders with Non-Extended Revolving Credit Commitments and Revolving Credit Lenders with Extended Revolving Credit Commitments) in accordance with their Pro Rata Percentage of the aggregate Revolving Credit Commitments (determined, in the case of any Revolving Credit Lender, on the basis of the aggregate amount of its Revolving Credit Commitment as a percentage of the aggregate Revolving Credit Commitments), until the Revolving Credit Maturity Date with respect to the Non-Extended Revolving Credit Commitments; thereafter all Revolving Loans will be made by all Revolving Credit Lenders holding Extended Revolving Credit Commitments in accordance with their Pro Rata Percentage of such Extended Revolving Credit Commitments.

(h) Prior to the Revolving Credit Maturity Date with respect to the Non-Extended Revolving Credit Commitments, each prepayment of Revolving Loans shall be allocated among all of the Revolving Credit Lenders on a ratable basis (including Revolving Credit Lenders with Non-Extended Revolving Credit Commitments and

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Revolving Credit Lenders with Extended Revolving Credit Commitments). From and after the Maturity Date with respect to the Non-Extended Revolving Credit Commitments, each prepayment of Revolving Loans shall be allocated among the Revolving Credit Lenders holding Extended Revolving Credit Commitments on a ratable basis.

(i) For the avoidance of doubt, except as otherwise provided above, (i) the Extended Revolving Credit Commitments and the Non-Extended Revolving Credit Commitments shall each constitute a separate Class of Commitments for all purposes under the Credit Agreement and (ii) the Extended Revolving Loans and the Non-Extended Revolving Loans shall each constitute a separate Class of Loans for all purposes under the Credit Agreement. Further, for the avoidance of doubt, at any time after the Loan Modification Effective Date, pursuant to Section 2.21(a) of the Credit Agreement, the Borrower may request that any Non-Extended Revolving Credit Lender assign all or a portion of such Lender’s Non-Extended Revolving Credit Commitments and Non-Extended Revolving Loans to any new or existing Extended Revolving Credit Lender, which Non-Extending Revolving Credit Commitments and Non-Extended Revolving Loans shall convert into Extended Revolving Credit Commitments and Extended Revolving Loans, respectively; provided that in no event shall the aggregate amount of the Extended Revolving Credit Commitments exceed $750 million.

(j) Unless earlier terminated, on the Revolving Credit Maturity Date for the Non-Extended Revolving Credit Commitments, the Non-Extended Revolving Credit Commitments will terminate, and the Non-Extended Revolving Credit Lenders will have no further obligation to make Revolving Loans to the Borrower, or to acquire participations in Letters of Credit made or issued after such Revolving Credit Maturity Date; provided that the foregoing will not release any Non-Extended Revolving Credit Lender from any such obligation to make Revolving Loans to the Borrower or acquire or fund participations in Letters of Credit, in each case that was required to be performed on or prior to the Revolving Credit Maturity Date for the Non-Extended Revolving Credit Commitments. On the Revolving Credit Maturity Date for the Non-Extended Revolving Credit Commitments, each Extended Revolving Credit Lender will acquire and fund, in accordance with Section 2.23, participations in Letters of Credit outstanding on the Revolving Credit Maturity Date for the Non-Extended Revolving Credit Commitments, and will acquire and fund, in accordance with Section 2.23, participations in Letters of Credit issued after such Revolving Credit Maturity Date, in each case in an amount equal to such Lender’s Pro Rata Percentage of such Letter of Credit, regardless of whether any Default or Event of Default existed on such Revolving Credit Maturity Date for the Non-Extended Revolving Credit Commitments; provided that the Revolving Credit Exposure of each Extended Revolving Credit Lender does not exceed such Extended Revolving Credit Lender’s Extended Revolving Credit Commitment.

(k) Each of the parties hereto hereby agrees that, upon the effectiveness of this Agreement, the Credit Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the foregoing provisions of this Section 2.

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SECTION 3. Revolving Credit Commitment Reduction. Upon the effectiveness of this Agreement, and without any further action of any party hereto, the Revolving Credit Commitments of all of the Accepting Lenders in effect immediately prior to the Loan Modification Effective Date will be reduced, among such Accepting Lenders, to $739,000,000, to the extent applicable. Schedule I attached hereto reflects such reduction in the Revolving Credit Commitments. Notwithstanding anything to the contrary in the Credit Agreement, including Section 2.09(c) thereof, each of the Accepting Lenders hereby consents to the allocations set forth on Schedule I and, solely for any reduction in Revolving Credit Commitments pursuant to this Agreement, waives any requirement that such reduction in Revolving Credit Commitments be made ratably among the applicable Lenders. Each of the Accepting Lenders hereby agrees that the Borrower may make one or more additional Loan Modification Offers to Revolving Credit Lenders that are not Accepting Lenders on substantially the same terms contained in this Agreement and, in connection therewith, may reduce the Revolving Credit Commitments of any Revolving Credit Lender that accepts any such subsequent Loan Modification Offer on a non pro-rata basis, without any further reduction to the Revolving Credit Commitments of the Accepting Lenders, so long as such reductions are effected in a manner commensurate with the reduction set forth in this Section 3; provided that in no event shall the aggregate amount of the Extended Revolving Credit Commitments exceed $750 million.

SECTION 4. Other Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 6 hereof, the Credit Agreement is hereby amended as follows, effective as of the Loan Modification Effective Date:

(a) Section 6.12 (Interest Coverage Ratio) of the Credit Agreement is hereby amended by (i) replacing in its entirety the chart contained therein with the following:

Period	Ratio
December 31, 2013 through December 31, 2017	1.75 to 1.00
Thereafter	2.00 to 1.00

(ii) inserting the following sentence at the end of such Section 6.12: “Notwithstanding anything to the contrary contained herein, solely for purposes of this Section 6.12, the Interest Coverage Ratio (including Consolidated EBITDA for purposes thereof) shall be determined on a pro forma basis giving effect to any Asset Sale during the applicable period and the use of proceeds thereof during such period”.

(b) Section 6.13 (Maximum Secured Net Leverage Ratio) of the Credit Agreement is hereby amended by replacing in its entirety the chart contained therein with the following:

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Period	Ratio
April 1, 2017 through December 31, 2019	4.50 to 1.00
January 1, 2020 through September 30, 2020	4.25 to 1.00
Thereafter	4.00 to 1.00

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each of the Revolving Credit Lenders, the Administrative Agent, the Issuing Banks and the Collateral Agent that:

(a) This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct (A) in the case of representations and warranties qualified as to materiality, in all respects, and (b) otherwise, in all material respects, in each case on and as of the Loan Modification Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were so true and correct as of such earlier date (it being understood and agreed that the Transactions (as defined in this Agreement) shall be deemed to be the Subject Transactions for the purposes of the representation and warranty made in Section 3.22 of the Credit Agreement).

(c) No Default or Event of Default has occurred and is continuing.

(d) None of the Security Documents in effect on the Loan Modification Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Agreement. The Guarantees created under such Security Documents will continue to guarantee the Obligations (as the Obligations are modified hereunder) to the same extent as they guaranteed the Obligations immediately prior to the Loan Modification Effective Date. Upon the filing of the Mortgage Amendments (as defined below), the Liens created under such Security Documents will continue to secure the Obligations (as the Obligations are modified hereunder), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Loan Modification Effective Date. Schedule II attached hereto contains a list of the Mortgaged Properties as of the Loan Modification Effective Date.

SECTION 6. Effectiveness. This Agreement shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Loan Modification Effective Date”):

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(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Agreement that, when taken together, bear the signatures of Parent, the Borrower, each Subsidiary Guarantor and each Accepting Lender (such Accepting Lenders to constitute the Required Covenant Lenders).

(b) The Administrative Agent shall have received a favorable written opinion of (i) Bass, Berry & Sims PLC, counsel for Parent and the Borrower, substantially to the effect set forth on Exhibit A-1 attached hereto, (ii) Hodgson Russ LLP, New York counsel for Parent and the Borrower, substantially to the effect set forth on Exhibit A-2 and (iii) the general counsel of Parent, substantially to the effect set forth Exhibit A-3 attached hereto.

(c) The Administrative Agent shall have received (i) a certificate as to the good standing of the Parent and the Borrower as of a recent date, from the Secretary of State of its state of organization; (ii) a certificate of the Secretary or Assistant Secretary of the Parent and the Borrower dated the Loan Modification Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or equivalent thereof) and (2) the certificate or articles of incorporation, certified as of a recent date by the Secretary of State of the applicable state of organization, in each case of such Loan Party as in effect on the Loan Modification Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (or, if such by-laws (or equivalent thereof) or certificate or articles of incorporation have not been amended or modified since any delivery thereof to the Administrative Agent on or subsequent to the Closing Date certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent thereof) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Administrative Agent may reasonably request.

(d) The Administrative Agent shall have received a certificate, dated the Loan Modification Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement as if the Transactions were a Credit Event.

(e) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Loan Modification Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(f) The Security Documents shall be in full force and effect on the Loan Modification Effective Date, and the Collateral Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in each Security Document.

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(g) The Administrative Agent shall have received payment from the Borrower, for the account of each Accepting Lender, a fee in an amount equal to 0.50% of the aggregate principal amount of such Accepting Lender’s Existing Revolving Credit Commitments (whether used or unused) that are converted into Extended Revolving Credit Commitments on the Loan Modification Effective Date (for such purposes, determined after giving effect to the reduction referred to in Section 3 above). Such fees shall be payable in immediately available funds and, once paid, shall not be refundable in whole or in part.

(h) The Administrative Agent shall have received a completed standard “Life of Loan” Federal Emergency Management Agency Standard Flood Hazard Determination form with respect to each Mortgaged Property, and, if any Mortgaged Property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, evidence of such flood insurance as may be required under applicable law, including Regulation H of the Board of Governors.

The Administrative Agent shall notify the parties hereto of the Loan Modification Effective Date and such notice shall be conclusive and binding.

SECTION 7. Additional Undertakings. (a) Each of Parent and the Borrower covenants and agrees with each Accepting Lender party hereto, which Lenders constitute the Required Covenant Lenders, that, so long as the Credit Agreement remains in effect and until (i) the Revolving Credit Commitments have been terminated, (ii) the principal of and interest on each Revolving Loan has been paid in full, (iii) all Fees and all other expenses or amounts payable under any Loan Document in respect of the foregoing have been paid in full and (iv) all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been reimbursed in full or other arrangements acceptable to the Issuing Banks and the Administrative Agent have been made with respect thereto, unless the Required Covenant Lenders shall otherwise consent in writing, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, neither Parent nor the Borrower will, nor will they cause or permit any of the Subsidiaries to:

(i) Incur or establish any (i) Incremental Term Loan Commitments, (ii) Revolving Credit Commitment Increases, (iii) revolving credit commitments in accordance with Section 6.01(r) of the Credit Agreement (as may be in effect from time to time) or (iv) Indebtedness in accordance with Section 6.01(w) of the Credit Agreement (as may be in effect from time to time), in each case pursuant to clause (a)(x) of the definition of “Incremental Amount” in excess of $1,000,000,000 in the aggregate for all of the foregoing collectively (which, for the avoidance of doubt, shall not limit amounts which may be incurred pursuant to the proviso in such definition);

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(ii) In the event that the Net Cash Proceeds (including, for the avoidance of doubt, any deferred amounts) of any Asset Sale of any Hospital (or one or more Hospitals as part of the same transaction) for which a definitive sale agreement or a letter of intent to sell has been entered into on or prior to the Loan Modification Effective Date (which Hospitals have been identified to the Administrative Agent prior to the date hereof) is equal to or greater than $50,000,000 (the “Announced Divestitures”), reinvest any of such proceeds pursuant to the first proviso of the definition of “Net Cash Proceeds”;

(iii) Make any Restricted Payment pursuant to Section 6.06(a)(vii) of the Credit Agreement (as in effect from time to time) if, at the time of and after giving effect thereto, the Secured Net Leverage Ratio would exceed 3.0 to 1.0; provided, however, that, notwithstanding the foregoing, in the event that at the time of and after giving effect thereto, the Borrower’s Leverage Ratio is equal to or less than 6.0 to 1.0, neither Parent nor the Borrower will, nor will they cause or permit any of the Subsidiaries to, make any Restricted Payment pursuant to Section 6.06(a)(vii) of the Credit Agreement (as in effect from time to time) if, at the time of and after giving effect thereto, the Secured Net Leverage Ratio would exceed 3.5 to 1.0;

(iv) Retain any Declined Proceeds of any Announced Divestiture pursuant to Section 2.13(f) of the Credit Agreement. In the event that the proceeds of any Announced Divestiture become Declined Proceeds, the Borrower will voluntarily prepay Term Loans in an aggregate amount equal to such Declined Proceeds pursuant to Section 2.12 of the Credit Agreement; or

(v) Request any Letters of Credit that would cause the L/C Exposure in respect of Letters of Credit for which Wells Fargo Bank, National Association or its Affiliates is the Issuing Bank to exceed $75,000,000, notwithstanding anything in Section 2.23 of the Credit Agreement to the contrary.

(b) The Borrower hereby agrees that, subject to the terms and requirements contained in the Credit Agreement and the other Loan Documents, the Borrower will use commercially reasonable efforts to, at least 20 days prior to executing any new Mortgage, provide prior written notice to each Revolving Credit Lender of their intention to execute a Mortgage and, unless otherwise required by the Credit Agreement or any other Loan Document, no Mortgage related to such Mortgaged Property shall be executed and delivered until confirmation is received from each Revolving Credit Lender that flood insurance due diligence and flood insurance compliance has been completed (such confirmation not to be unreasonably conditioned, withheld or delayed) (it being understood and agreed that compliance by the Borrower with its obligations under the Credit Agreement and other Loan Documents shall not constitute a breach of the foregoing).

For the avoidance of doubt, the undertakings in this Section 7 shall replace in their entirety those undertakings in Section 6 of that certain Amendment No. 2 dated as of December 5, 2016, and such undertakings shall have no further force or effect. The

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provisions of this Section 7 of this Amendment are solely for the benefit of the Accepting Lenders and a majority in interest of such Lenders may (i) amend or otherwise modify this Section 7 or, solely for the purposes of this Section 7, the defined terms used, directly or indirectly, herein, or (ii) waive any non-compliance with this Section 7 or any Default or Event of Default resulting from such non-compliance. In addition, for the avoidance of doubt, any breach of this Section 7 shall constitute a breach of a covenant contained in a Loan Document in accordance with Article VII(e) of the Credit Agreement.

SECTION 8. Effect of this Amendment. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b) From and after the Loan Modification Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified (or deemed modified) by this Agreement.

SECTION 9. Reaffirmation; Further Assurances. (a) Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby confirms its respective guarantees (including in respect of the Extended Revolving Credit Commitments), pledges and grants of security interests (including in respect of the Extended Revolving Credit Commitments), as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (including in respect of the Extended Revolving Credit Commitments). Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement, the transactions contemplated hereby or the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

(b) On or prior to December 11, 2017 (or such later date as the Administrative Agent in its sole discretion may permit) the Borrower shall deliver, with

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respect to each Mortgage encumbering a Mortgaged Property, either (x) an amendment thereof (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations under the Credit Agreement encumbers such Mortgaged Property and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, and opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment, or (y) opinions or other written confirmations from local counsel reasonably acceptable to the Administrative Agent stating, to the reasonably satisfaction of the Administrative Agent, that no such Mortgage Amendment is required with respect to a Mortgaged Property, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent on the First Restatement Effective Date, except for those changes necessary to reflect the transactions contemplated hereby, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent.

SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the Loan Documents (including the preparation of this Agreement), including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 11. Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Credit Agreement.

SECTION 12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission (e.g., “pdf”) of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement and once delivered, may not be withdrawn or revoked unless this Agreement fails to become effective in accordance with its terms on or prior to July 7, 2017.

SECTION 13. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Loan Party under any other Loan Document from any of its obligations and liabilities thereunder. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

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SECTION 14. Governing Law. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 15. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

By	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

COMMUNITY HEALTH SYSTEMS, INC.,

By	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and as Administrative Agent,

By	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

[Name of Revolving Credit Lender:[1]

By
Name:
Title:

For any Revolving Credit Lender requiring a second signature line:

By
Name:
Title:]

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

[1]	On file with Agent.

CAROLINAS JV HOLDINGS GENERAL, LLC

ABILENE HOSPITAL, LLC	CAROLINAS JV HOLDINGS, L.P.

ABILENE MERGER, LLC	CENTRAL FLORIDA HMA HOLDINGS, LLC

AFFINITY HEALTH SYSTEMS, LLC	CENTRAL STATES HMA HOLDINGS, LLC

AFFINITY HOSPITAL, LLC	CHESTER HMA, LLC

AMORY HMA, LLC	CHESTNUT HILL HEALTH SYSTEM, LLC

CHHS HOLDINGS, LLC

BERWICK HOSPITAL COMPANY, LLC	CHHS HOSPITAL COMPANY, LLC

BILOXI H.M.A., LLC	CHS PENNSYLVANIA HOLDINGS, LLC

BIRMINGHAM HOLDINGS II, LLC	CHS TENNESSEE HOLDINGS, LLC

BIRMINGHAM HOLDINGS, LLC	CHS VIRGINIA HOLDINGS, LLC

BLUEFIELD HOLDINGS, LLC	CHS WASHINGTON HOLDINGS, LLC

BLUEFIELD HOSPITAL COMPANY, LLC	CITRUS HMA, LLC

BLUFFTON HEALTH SYSTEM LLC	CLARKSDALE HMA, LLC

BRANDON HMA, LLC	CLARKSVILLE HOLDINGS II, LLC

BREVARD HMA HOLDINGS, LLC	CLARKSVILLE HOLDINGS, LLC

BREVARD HMA HOSPITALS, LLC	CLEVELAND HOSPITAL COMPANY, LLC

BROWNWOOD HOSPITAL, L.P.	CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC

BROWNWOOD MEDICAL CENTER, LLC	CLINTON HMA, LLC

BULLHEAD CITY HOSPITAL CORPORATION	COATESVILLE HOSPITAL CORPORATION

BULLHEAD CITY HOSPITAL INVESTMENT CORPORATION	COCKE COUNTY HMA, LLC

CAMPBELL COUNTY HMA, LLC	COLLEGE STATION HOSPITAL, L.P.

CARLISLE HMA, LLC	COLLEGE STATION MEDICAL CENTER, LLC

CARLSBAD MEDICAL CENTER, LLC	COLLEGE STATION MERGER, LLC

CAROLINAS HOLDINGS, LLC	COMMUNITY HEALTH INVESTMENT COMPANY, LLC

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Acting on behalf of each of the Subsidiary Guarantors set forth above

[SIGNATURE PAGE TO SECOND AMENDMENT AND RESTATEMENT AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

CP HOSPITAL GP, LLC	HEALTH MANAGEMENT ASSOCIATES, LP

CPLP, LLC	HEALTH MANAGEMENT GENERAL PARTNER I, LLC

CRESTWOOD HEALTHCARE, L.P.	HEALTH MANAGEMENT GENERAL PARTNER, LLC

CRESTWOOD HOSPITAL LP, LLC	HMA FENTRESS COUNTY GENERAL HOSPITAL, LLC

CRESTWOOD HOSPITAL, LLC	HMA HOSPITALS HOLDINGS, LP

CSMC, LLC	HMA SANTA ROSA MEDICAL CENTER, LLC

DEACONESS HOLDINGS, LLC	HMA SERVICES GP, LLC

DEACONESS HOSPITAL HOLDINGS, LLC	HMA-TRI HOLDINGS, LLC

DESERT HOSPITAL HOLDINGS, LLC	HOBBS MEDCO, LLC

DETAR HOSPITAL, LLC	HOSPITAL MANAGEMENT ASSOCIATES, LLC

DHFW HOLDINGS, LLC	HOSPITAL MANAGEMENT SERVICES OF FLORIDA, LP

DUKES HEALTH SYSTEM, LLC	HOSPITAL OF MORRISTOWN, LLC

DYERSBURG HOSPITAL COMPANY, LLC	JACKSON HMA, LLC

EMPORIA HOSPITAL CORPORATION	JACKSON HOSPITAL CORPORATION

FLORIDA HMA HOLDINGS, LLC	JEFFERSON COUNTY HMA, LLC

FOLEY HOSPITAL CORPORATION	JOURDANTON HOSPITAL CORPORATION

FORT SMITH HMA, LLC	KAY COUNTY HOSPITAL CORPORATION

FRANKFORT HEALTH PARTNER, INC.	KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC

FRANKLIN HOSPITAL CORPORATION	KENNETT HMA, LLC

GADSDEN REGIONAL MEDICAL CENTER, LLC	KEY WEST HMA, LLC

GAFFNEY H.M.A., LLC	KIRKSVILLE HOSPITAL COMPANY, LLC

GRANBURY HOSPITAL CORPORATION	KNOXVILLE HMA HOLDINGS, LLC

GRMC HOLDINGS, LLC	LAKEWAY HOSPITAL COMPANY, LLC

HALLMARK HEALTHCARE COMPANY, LLC	LANCASTER HOSPITAL CORPORATION

HEALTH MANAGEMENT ASSOCIATES, LLC	LAREDO TEXAS HOSPITAL COMPANY, L.P.

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Acting on behalf of each of the Subsidiary Guarantors set forth above

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

LAS CRUCES MEDICAL CENTER, LLC	NAVARRO REGIONAL, LLC

LEA REGIONAL HOSPITAL, LLC	NC-DSH, LLC

LEBANON HMA, LLC	NORTHAMPTON HOSPITAL COMPANY, LLC

LONGVIEW CLINIC OPERATIONS COMPANY, LLC	NORTHWEST ARKANSAS HOSPITALS, LLC

LONGVIEW MEDICAL CENTER, L.P.	NORTHWEST HOSPITAL, LLC

LONGVIEW MERGER, LLC	NOV HOLDINGS, LLC

LRH, LLC	NRH, LLC

LUTHERAN HEALTH NETWORK OF INDIANA, LLC	OAK HILL HOSPITAL CORPORATION

MADISON HMA, LLC	ORO VALLEY HOSPITAL, LLC

MARSHALL COUNTY HMA, LLC	PALMER-WASILLA HEALTH SYSTEM, LLC

MARTIN HOSPITAL COMPANY, LLC	PASCO REGIONAL MEDICAL CENTER, LLC

MARY BLACK HEALTH SYSTEM LLC	PENNSYLVANIA HOSPITAL COMPANY, LLC

PHOENIXVILLE HOSPITAL COMPANY, LLC

MCSA, L.L.C.	POPLAR BLUFF REGIONAL MEDICAL CENTER, LLC

MEDICAL CENTER OF BROWNWOOD, LLC	PORT CHARLOTTE HMA, LLC

POTTSTOWN HOSPITAL COMPANY, LLC

MERGER LEGACY HOLDINGS, LLC	PUNTA GORDA HMA, LLC

METRO KNOXVILLE HMA, LLC	QHG GEORGIA HOLDINGS II, LLC

MISSISSIPPI HMA HOLDINGS I, LLC	QHG GEORGIA HOLDINGS, INC.

MISSISSIPPI HMA HOLDINGS II, LLC	QHG GEORGIA, LP

MOBERLY HOSPITAL COMPANY, LLC	QHG OF BLUFFTON COMPANY, LLC

NAPLES HMA, LLC	QHG OF CLINTON COUNTY, INC.

NATCHEZ HOSPITAL COMPANY, LLC	QHG OF ENTERPRISE, INC.

NATIONAL HEALTHCARE OF LEESVILLE, INC.	QHG OF FORREST COUNTY, INC.

NAVARRO HOSPITAL, L.P.	QHG OF FORT WAYNE COMPANY, LLC

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Acting on behalf of each of the Subsidiary Guarantors set forth above

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

QHG OF HATTIESBURG, INC.	SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC

QHG OF SOUTH CAROLINA, INC.	SILOAM SPRINGS HOLDINGS, LLC

QHG OF SPARTANBURG, INC.	SOUTHEAST HMA HOLDINGS, LLC

QHG OF SPRINGDALE, INC.	SOUTHERN TEXAS MEDICAL CENTER, LLC

REGIONAL HOSPITAL OF LONGVIEW, LLC	SOUTHWEST FLORIDA HMA HOLDINGS, LLC

RIVER OAKS HOSPITAL, LLC	SPOKANE VALLEY WASHINGTON HOSPITAL COMPANY, LLC

RIVER REGION MEDICAL CORPORATION	SPOKANE WASHINGTON HOSPITAL COMPANY, LLC

ROCKLEDGE HMA, LLC	STATESVILLE HMA, LLC

ROH, LLC	TENNESSEE HMA HOLDINGS, LP

ROSWELL HOSPITAL CORPORATION	TENNYSON HOLDINGS, LLC

RUSTON HOSPITAL CORPORATION	TOMBALL TEXAS HOLDINGS, LLC

RUSTON LOUISIANA HOSPITAL COMPANY, LLC	TOMBALL TEXAS HOSPITAL COMPANY, LLC

SACMC, LLC	TRIAD HEALTHCARE, LLC

SALEM HOSPITAL CORPORATION	TRIAD HOLDINGS III, LLC

SAN ANGELO COMMUNITY MEDICAL CENTER, LLC	TRIAD HOLDINGS IV, LLC

SAN ANGELO MEDICAL, LLC	TRIAD HOLDINGS V, LLC

SCRANTON HOLDINGS, LLC	TRIAD NEVADA HOLDINGS, LLC

SCRANTON HOSPITAL COMPANY, LLC	TRIAD OF ALABAMA, LLC

SCRANTON QUINCY HOLDINGS, LLC	TRIAD-ARMC, LLC

SCRANTON QUINCY HOSPITAL COMPANY, LLC	TRIAD-EL DORADO, INC.

TRIAD-NAVARRO REGIONAL HOSPITAL SUBSIDIARY, LLC

SEBRING HOSPITAL MANAGEMENT ASSOCIATES, LLC	TULLAHOMA HMA, LLC

SEMINOLE HMA, LLC	TUNKHANNOCK HOSPITAL COMPANY, LLC

SHARON PENNSYLVANIA HOLDINGS, LLC	VAN BUREN H.M.A., LLC

SHARON PENNSYLVANIA HOSPITAL COMPANY, LLC	VENICE HMA, LLC

SHELBYVILLE HOSPITAL COMPANY, LLC	VHC MEDICAL, LLC

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Acting on behalf of each of the Subsidiary Guarantors set forth above

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

VICKSBURG HEALTHCARE, LLC	WEST GROVE HOSPITAL COMPANY, LLC

VICTORIA HOSPITAL, LLC	WHMC, LLC

VICTORIA OF TEXAS, L.P.	WILKES-BARRE BEHAVIORAL HOSPITAL COMPANY, LLC

VIRGINIA HOSPITAL COMPANY, LLC	WILKES-BARRE HOLDINGS, LLC

WARREN OHIO HOSPITAL COMPANY, LLC	WILKES-BARRE HOSPITAL COMPANY, LLC

WOMEN & CHILDREN’S HOSPITAL, LLC

WEATHERFORD HOSPITAL CORPORATION	WOODLAND HEIGHTS MEDICAL CENTER, LLC

WEATHERFORD TEXAS HOSPITAL COMPANY, LLC	WOODWARD HEALTH SYSTEM, LLC

WEBB HOSPITAL CORPORATION	YAKIMA HMA, LLC

WEBB HOSPITAL HOLDINGS, LLC	YORK PENNSYLVANIA HOLDINGS, LLC

WESLEY HEALTH SYSTEM LLC	YORK PENNSYLVANIA HOSPITAL COMPANY, LLC

By:	/s/ Edward W. Lomicka
Name: Edward W. Lomicka
Title: Vice President and Treasurer

Acting on behalf of each of the Subsidiary Guarantors set forth above

[SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

EXHIBIT A-1

Form of Bass, Berry & Sims PLC Opinion2

[2]	On file with Agent.

EXHIBIT A-2

Form of Hodgson Russ LLP Opinion3

[3]	On file with Agent.

EXHIBIT A-3

Form of Opinion of General Counsel of Parent4

[4]	On file with Agent.

Schedule I

Revolving Credit Commitments5

[5]	On file with Agent.

Schedule II

Mortgaged Properties6

[6]	On file with Agent.